                                      FORM 8-K/A



                         SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                    CURRENT REPORT



                           Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934



                                    APRIL 1, 1997
                                    Date of Report
                          (Date of Earliest Event Reported)



                         PACIFIC REAL ESTATE INVESTMENT TRUST
                             (Exact name of registrant as
                               specified in its charter)





              0-8725             CALIFORNIA        94-1572930
           (Registration      (State or Other     (IRS Employer
            file Number)       Jurisdiction of    Identification
                                Incorporation)        Number)



                   1010 EL CAMINO REAL #210, MENLO PARK  CA 94025
                  (Address of principal executive offices) (Zip Code)



                 Registrant's telephone number, including area code:

                                   (415) 327-7147



                         (800) 366-6707...Wats line for all states

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

(a) The Trust was organized to acquire, manage and ultimately sell income-producing real properties. In the course of its business, Monterey Plaza Shopping Center, located in San Jose, California and five notes receivable, were sold on April 25, 1997.

TERMS OF ORIGINAL ACQUISITION

    In July 1987, the Trust purchased an option to acquire the Monterey Plaza Shopping Center development site. Option payments totaled $964,000. The Trust exercised its option in March 1989 for $9,704,000 and developed and
leased the shopping center.   The Trust's mortgage loan encumbering the
property was from Prudential Insurance Company for $19,000,000, secured by a First Deed of Trust on the property. The five notes receivable were acquired in connection with the sale of Westwood Village Shopping Center in 1988, Mt. Shasta Shopping Center in 1990 and the sale of options to acquire two other shopping center properties in Scotts Valley, CA in 1994.

TERMS OF DISPOSITION AND FINANCING

    The Trust sold Monterey Plaza Shopping Center for $24,957,000 and the Trust's five notes receivable for $4,606,000 to Pan Pacific Development (US) Inc. ("Pan Pacific") on April 25, 1997. After assumption of the existing loan balance of approximately $18,371,000, the net cash proceeds to the Trust were $11,192,000, less closing costs from the transaction and repayment of short term debt. As part of this transaction, Pan Pacific has become the primary obligor on the First Deed of Trust secured by the Mt. Shasta Shopping Center with a remaining principal balance of $1,519,000. In the event of a default by Pan Pacific, the Trust remains liable on this First Deed of Trust. In connection with the sale, a loss of approximately $770,000 was recorded by the Trust in the first quarter of 1997.

CARRYING AMOUNT AT DATE OF SALE

    At the date of sale, the net carrying amount of land and improvements, after depreciation, for financial statement purposes was $25,041,000 for Monterey Plaza and $4,606,000 for the Notes Receivable.

                     PACIFIC REAL ESTATE INVESTMENT TRUST

                                --------------

                  PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                DECEMBER 31, 1996


                                                         PRO FORMA
                                                        ADJUSTMENTS
             ASSETS                       HISTORICAL      (NOTE 1)       PRO FORMA
                                          ----------    ------------     ---------
Investment in commercial properties:
  Operating properties:
    Land  . . . . . . . . . . . . . . .  $ 10,104,000   $(10,104,000)    $          0
    Buildings and improvements  . . . .    28,187,000    (18,273,000)       9,914,000
    Accumulated depreciation  . . . . .    (7,271,000)     3,141,000       (4,130,000)
                                         ------------   ------------     ------------
    Operating properties - net  . . . .    31,020,000    (25,236,000)       5,784,000

Property in receivership  . . . . . . .     4,438,000                       4,438,000
Notes receivable  . . . . . . . . . . .     6,279,000     (6,103,000)         176,000
Cash  . . . . . . . . . . . . . . . . .     1,011,000      3,801,000        4,812,000
Restricted cash . . . . . . . . . . . .     1,154,000     (1,054,000)         100,000
Accounts receivable (net of allowance
  of $143,000 in 1996 and $146,000
  in 1995)  . . . . . . . . . . . . . .       489,000       (282,000)         207,000
Deferred lease commissions - net  . . .       425,000       (210,000)         215,000
Deferred financing costs - net  . . . .       329,000        (65,000)         264,000
Other assets  . . . . . . . . . . . . .     1,038,000       (375,000)         663,000
                                         ------------   ------------     ------------
      Total . . . . . . . . . . . . . .  $ 46,183,000   $(29,524,000)    $ 16,659,000
                                         ------------   ------------     ------------
                                         ------------   ------------     ------------


                         LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
  Mortgage loans  . . . . . . . . . . .  $ 25,700,000   $(19,955,000)    $  5,745,000
    Short-term notes  . . . . . . . . .     7,700,000     (7,700,000)               0
    Security deposits . . . . . . . . .       118,000        (58,000)          60,000
    Accounts payable and other
      liabilities . . . . . . . . . . .     1,968,000     (1,041,000)         927,000
                                         ------------   ------------     ------------
      Total liabilities . . . . . . . .    35,486,000    (28,754,000)       6,732,000
                                         ------------   ------------     ------------
Commitments and contingencies . . . . .
Minority interest in joint venture. . .     3,375,000                       3,375,000
Shareholders' Equity:
  Shares of beneficial interest, $10
    par value, authorized: 1996 and
    1995, 10,611,863; shares issued
    and outstanding:  1996 and 1995,
    3,706,845 . . . . . . . . . . . . .    37,068,000                      37,068,000
Additional paid-in capital  . . . . . .    11,009,000                      11,009,000
Accumulated deficit . . . . . . . . . .   (40,755,000)      (770,000)     (41,525,000)
                                         ------------   ------------     ------------
Shareholders' equity - net  . . . . . .     7,322,000       (770,000)       6,552,000
                                         ------------   ------------     ------------
      Total . . . . . . . . . . . . . .  $ 46,183,000   $(29,524,000)    $ 16,659,000
                                         ------------   ------------     ------------
                                         ------------   ------------     ------------


               See note to pro forma consolidated financial statements.

                       PACIFIC REAL ESTATE INVESTMENT TRUST

                                   --------------

              PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                         FOR THE YEAR ENDED DECEMBER 31, 1996

                                                           PRO FORMA
                                                          ADJUSTMENT
                                            HISTORICAL     (NOTE 1)        PRO FORMA
                                           ------------   ------------    ------------
Rental revenues . . . . . . . . . . . . .  $  5,780,000   $ (2,957,000)   $  2,823,000
                                           ------------   ------------    ------------
Operating expenses (including related
  party amounts of $478,000 and
  $694,000 in 1996 and 1995
  respectively):
    Operating . . . . . . . . . . . . . .     1,619,000       (417,000)      1,202,000
    Property tax. . . . . . . . . . . . .       483,000       (345,000)        138,000
    General and administrative  . . . . .       520,000                        520,000
    Depreciation and amortization . . . .     2,062,000       (717,000)      1,345,000
    Property management fees  . . . . . .       197,000        (98,000)         99,000
    Loss on impairment of value . . . . .     1,455,000                      1,455,000
    Gain on sale of property  . . . . . .      (772,000)                      (772,000)
                                           ------------   ------------    ------------
      Total operating expenses  . . . . .     5,564,000     (1,577,000)      3,987,000
                                           ------------   ------------    ------------
Operating income (loss) . . . . . . . . .       216,000     (1,380,000)     (1,164,000)
                                           ------------   ------------    ------------
Other income/(expense):
  Interest income . . . . . . . . . . . .       645,000       (490,000)        155,000
  Interest expense  . . . . . . . . . . .    (3,404,000)     1,947,000      (1,457,000)
  Merger expense  . . . . . . . . . . . .      (230,000)                      (230,000)
  Loss on lease termination . . . . . . .      (240,000)                      (240,000)
                                           ------------   ------------    ------------
      Total other income/(expense)  . . .    (3,229,000)     1,457,000      (1,772,000)
                                           ------------   ------------    ------------
Net loss before minority interest . . . .    (3,013,000)        77,000      (2,936,000)

Minority interest in joint venture  . . .      (414,000)                      (414,000)
                                           ------------   ------------    ------------

Net loss  . . . . . . . . . . . . . . . .  $ (3,427,000)  $     77,000   $ (3,350,000)
                                           ------------   ------------    ------------
                                           ------------   ------------    ------------


                   See notes to consolidated financial statements.

BASIS OF PRESENTATION

NOTE 1.

    The unaudited statements present: (1) the pro-forma consolidated balance sheet at December 31, 1996 as if the Trust had sold Monterey Plaza Shopping Center and the five notes receivable on that date, and (2) the pro-forma consolidated statement of operations for the year ended December 31, 1996 as if the Trust had sold Monterey Plaza and the five notes receivable on January 1, 1996. The unaudited statements also present the historical figures as previously reported in the appropriate Form 10-K. Accounts related to Monterey Plaza Shopping Center and the five notes receivable have been eliminated as presented by the pro forma adjustments.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial statements.

    Not applicable.

(b)  Pro forma Financial Information.

    Historical financial information and pro forma financial information relating to the sale of Monterey Plaza Shopping Center and the five notes receivable are included in the report.

(c)  Exhibits.

    Upon their receipt the Trust will amend its Form 8-K to include the disposition documents for Monterey Plaza Shopping Center.


    ---------------------                   ------------------
    Wilcox Patterson                        Date


    ---------------------                   ------------------
    Robert Ch. Gould                        Date


    ---------------------                   ------------------
    Harry E. Kellogg                        Date


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